ELECTRIC & GAS TECHNOLOGY, INC.
                                  13636 Neutron Road
                               Dallas, Texas 75244-4410
                                     214-934-8797

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                    MARCH 29, 1996
                                      __________

          To the Stockholders:

               The Annual Meeting of the Stockholders of Electric & Gas Technology, Inc. (the Company or ELGT) will be held on Friday, March 29, 1996, at 4:30 p.m. CDST, at the Company's subsidiary, Logic Design Metals, Inc., 3233 West Kingsley, Garland, Texas 75041, for the following purposes:

                    To elect four directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

                    To  consider  and act  upon  a proposal  to  ratify the
                    appointment  of  independent   public  accountants  for
                    fiscal 1996.

                    To  transact  such  other  business  as   may
                    properly come before the meeting and all adjournments thereof.

               Only stockholders of record at the close of business on February 23, 1996, will be entitled to notice of, and to vote at, said meeting. The stock transfer books will not be closed. A complete list of stockholders entitled to vote at the meeting will be available for inspection at the meeting.

               All stockholders are cordially invited to attend the meeting in person; however, to assure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage prepaid envelope. Any stockholder attending the meeting may vote in person even if a proxy has been submitted previously.

                                             By  order  of   the  Board  of
          Directors

                                                  Marie W. Pazol, Secretary

               PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                           ELECTRIC & GAS TECHNOLOGY, INC.
                                  13636 Neutron Road
                               Dallas, Texas 75244-4410
                                     214-934-8797

                                                          February 19, 1996
                                   PROXY STATEMENT
                                     ___________

               This proxy statement is furnished to stockholders of Electric & Gas Technology, Inc. in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's subsidiary, Logic Design Metals, Inc. 3233 West Kingsley, Garland, Texas 75041, on Friday, March 29, 1996, at 4:30p.m. CDST, and all adjournments thereof. The Company's Annual Report for its fiscal year ended July 31, 1995, including financial statements, and this proxy statement and form of proxy/voting instruction card ("proxy card" or "proxy") are being mailed to the stockholders commencing February 19, 1996.

                                        VOTING

               Only stockholders of record at the close of business on February 23, 1996 are entitled to notice of, and to vote at, the meeting. At that date, there were outstanding 7,995,624 shares of Common Stock, $.01 par value and 90,000 shares of 7% Convertible Preferred Stock (Series A), $10.00 par value of ELGT. Each share is entitled to one vote.

               Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by (1) giving notice to ELGT of such revocation; (2) voting in person at the meeting; or (3) executing and delivering a proxy bearing a later date.

               All properly executed  proxies not revoked will  be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions specified in the form of proxy will be voted in favor of management's nominees to the Board of Directors and ratification of Jackson & Rhodes P.C. as the Company's auditors. If any other matters are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgement of the persons voting the proxies. A stockholder who has executed and returned a proxy may revoke it at any time before it is voted, but only by executing and returning a proxy bearing a later date, by giving written notice or revocation to the Secretary of the Company, or by attending the meeting and voting in person. Only votes cast in person or by proxy will be counted at the meeting. Abstentions will be reflected in the minutes of the meeting.

                               EXPENSES OF SOLICITATION

               The cost of soliciting proxies will be paid by the Company. Solicitation of proxies may be accomplished by use of mail, telephone or telegraph by the directors, officers or regular employees of ELGT. The Company may request persons holding stock in their name for others, or in the names of nominees for others, to obtain proxies from their principals and the Company will reimburse such persons for their expenses in so doing. The cost involving postage, telephone, legal, accounting, printing and stock transfer requirements, for the solicitation of proxies is estimated to be no greater than $10,000.

                              1.  ELECTION OF DIRECTORS

               The By-laws of the Company provide that the number of Directors to be elected at any meeting of stockholders shall be determined by the Board of Directors. The Board has determined that four directors shall be elected at the Annual Meeting.

               The following four (4) persons are nominees for election or re-election as Directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of Proxy to nominate and vote for the persons named. The following sets forth the names of the nominees and related information:

               Name of                                           Director
               Nominee        Age       Principal occupation
          Since

             S. Mort Zimmerman*     68    President and Chief Executive
                 1985
                                     Officer of the Company

             Daniel A. Zimmerman*   35    Senior  Vice  President   of  the
          Company     1989

             Edmund W. Bailey  53    Vice President and Chief Financial
          1994                            Officer of the Company

             Fred M. Updegraff      61    Vice President and Treasurer
                 1987
                                     of the Company

               * S. Mort Zimmerman and Daniel A. Zimmerman are father and son.

               S. Mort Zimmerman:   Mr. Zimmerman is Chairman of the Board,
          President and Chief Executive Officer of the Company since its formation in March 1985.

               After attending Georgia Institute of Technology and Oglethorpe, Mr. Zimmerman graduated in 1958 with a Bachelor of Science in Electrical Engineering from Pacific International University. He established the first electronics subsidiary for the predecessor corporation of LTV Corporation which was formed to market a low cost television camera invented by Zimmerman and for which he was awarded a United States Patent in 1958. Prior to 1963 he participated in the engineering and installation of 18 television stations.

               In 1965 Mr. Zimmerman formed the first "one-bank holding company" of its kind in the United States and which later served as a model from which many bank holding companies were formed. He served as Chairman of the Board of four individual banking institutions, three of which were located in Florida (Springs National of Tampa, Metropolitan of Miami and Mercantile National of Miami Beach) and New York City (Underwriters Trust). After obtaining a public underwriting these banks were sold to others. In 1967 Intercontinental Industries, Inc. was organized and Mr. Zimmerman served as its Chairman and Chief Executive Officer. This diversified holding company was primarily engaged in the operations of Intercontinental Manufacturing Company, a weapons manufacturer that was later sold. Through his research and development in the field of video X-ray and imaging, Mr. Zimmerman caused the organization of Video Science Technology, Inc. in 1981 to exploit the inventions for which he was awarded two U. S. Patents. Patents awarded include: Television Camera-Video Amplifier and Blanking Circuits-1958, Electronic Thermometer-1963, Video-X-Ray Imaging System and Method-1977, Video System and Method for Presentation and Reproduction of X-Ray Film Images-1977, Electromagnetic Radio Frequency Excited
          Explosion Proof Lighting Method and System-1986, and Laser Display of an Electronically Generated Image Signal-1987. Recently, Mr. Zimmerman participated as a co-inventor on new Electronic Refrigeration technology to which patents are pending.

               Daniel A. Zimmerman: Mr. Zimmerman was elected Senior Vice President in 1991 and was re-elected as a Director of the Company in 1990 (Mr. Zimmerman served as a director from March, 1985 to January, 1988). Mr. Zimmerman is presently serving as President and Director of Reynolds and Vice President and Director of Superior. He also serves as Vice President Marketing for SMI since its inception, December 1, 1992. He received his Liberal Arts Degree from Austin College in Sherman, Texas in May, 1982.

               Edmund A. Bailey, CPA: Mr. Bailey has served as Vice President and Chief Financial Officer of the Company since March, 1992. He was elected a member of the Board of Directors May 1994. From January 1989, to March, 1992, Mr. Bailey was a shareholder in the public accounting firm of Jackson & Rhodes P.C., Dallas, Texas. From August, 1987, to December, 1988, Mr. Bailey served as Vice President and Chief Financial Officer of Southern Foods Group, Inc., an independent milk producer. From May, 1986, to July, 1987, he was with the public accounting firm of Pannell Kerr Foster, Dallas, Texas. Prior experience included 16 years in public accounting with Fox & Company and Arthur Young & Company (now Ernst & Young). Mr. Bailey earned a B.S. degrees in Business from Monmouth College, West Long Branch, New Jersey, and an M.B.A. degree from Southern Methodist University, Dallas, Texas. Mr. Bailey is licensed in the State of Texas as a Certified Public Accountant.

               Fred  M. Updegraff:      Mr. Updegraff  has  served as  Vice
          President and Treasurer of the Company since 1985. He was elected Treasurer and a member of the Board of Directors in May, 1987. Mr. Updegraff is also Vice President, Controller and Director of DOL Resources which files reports under Section 13 of the Securities Act of 1934. From 1976 to 1981, he was Vice President of a manufacturing company engaged in the manufacture of brass valves for the plumbing industry. Mr. Updegraff graduated from Emporia State University with Bachelor Degrees in Business Administration and Education.

                                    BOARD MEETINGS

               The Board of Directors of the Company held seven meetings during the fiscal year ended July 31, 1995. The four incumbent directors attended all such meetings.

               The Company does not have standing committees of the Board of Directors, nor any committees performing similar functions.


                          2. RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT PUBLIC ACCOUNTANTS

               The Board of Directors has appointed Jackson & Rhodes P.C. as independent public accountants of the Company with respect to its operations for the fiscal year ended July 31, 1996, subject to ratification by the holders of Common Stock of the Company. In taking this action, the members of the Board considered carefully Jackson & Rhodes P.C.'s performance for the Company in that capacity since its original retention for the fiscal year ended July 31, 1991, its independence with respect to the services performed, and its general reputation for adherence to professional auditing standards. A representative of the firm will be available at the Annual Meeting to answer appropriate questions of stockholders.

                                  SECURITY OWNERSHIP

               The following table sets forth information regarding the number of shares of Common Stock beneficially owned by the executive officers and directors of the Company and shareholders of the Company known to the Company to be the beneficial owners of more than five (5%) percent of its Common Stock at February 23, 1996:

                                    Amount and Nature of         Percent of
          Name and Address                 Beneficial Owner
          Class

          S. Mort Zimmerman                  838,926 (1)             9.68%
          Chairman of the
          Board & President
          13636 Neutron Road
          Dallas, Texas  75244-4410

          (1) Includes (i) 232,000 shares subject to options owned by Mr. S. Mort Zimmerman; (ii) 81,685 shares of the 816,853 shares owned beneficially and of record by Trans-Exchange Corporation, in which Mr. S. Mort Zimmerman has a 10% beneficial interest; and (iii) 31,429 shares owned by Glauber Management Company, a firm 42% owned by Mr. S. Mort Zimmerman and in which he effectively controls the voting of the Company's stock owned by such firm. Mr. S. Mort Zimmerman disclaims any beneficial interest in the shares owned by his wife's estate and their adult children.

                                EXECUTIVE COMPENSATION

               The following table sets forth all compensation paid by the Company for services rendered during its last three fiscal years to S. Mort Zimmerman, the Company's Chief Executive Officer. S. Mort Zimmerman, Fred M. Updegraff, Daniel A. Zimmerman and Edmund
          W. Bailey, Directors, each participated in the actions of the Board setting the compensation amounts paid to S. Mort Zimmerman. No specific criteria was used except an evaluation by the Board that his salary be comparable to the compensation paid to chief executive officers of other public companies similar in size and revenues to the Company.

          Summary Compensation Table:

                                                               Annual Compensation
                                                                                        Other
                                                                                        Annual
          Name and Principal Position         Year        Salary        Bonus        Compensation

          S. Mort Zimmerman                   1995      $110,000 (a)   $   -           $   -


            Chairman of the
            Board & President                 1994       185,000 (a)   $   -           $   -


                                              1993       185,000 (a)   $   -           $   -

          (Continued)

                                                       Long Term Compensation
                                                   Awards                    Payouts

                                          Restricted    Number of Shares   Long Term
                                            Stock          Covered By    Incentive Plan     All Other
                                   Year     Awards        Option Grant       Payout       Compensation

          S. Mort Zimmerman        1995        -             232,000             -           $642 (b)

                                   1994        -             232,000             -           $642 (b)

                                   1993        -             200,000             -           $642 (b)

          (a)  Includes  accrued  and  unpaid   compensation  of  $220,000,
          $120,833  and  $102,500  for fiscal  year  1995,  1994  and 1993, respectively.
          (b) Company match of 401 (K) employee contributions.

               1995 Stock Option Grants

               The following table sets forth stock options granted in fiscal 1995 to the Company's executive officer named in the Summary Compensation Table and to all other employees as a group. The table also sets forth the hypothetical gains that would exist for the options at the end of their 5 year term, assuming rates of stock appreciation of 0%, 5% and 10%. The actual future value of the options depend on the market value of the Company's Common stock.

               There were no option granted during fiscal 1995.

               Aggregate Option Exercises and Year-end Option Values

               Set forth below are the number of shares covered by exercisable and unexercisable options held by S. Mort Zimmerman on July 31, 1995 and the aggregate gains that would have been realized had these options been exercised on July 31, 1995, even though these options were not exercised, and the unexercisable options would not have been exercised, on July 31, 1995.

                                Number of Shares
          Value of Unexercised
                             Covered by Unexercised
          In-The-Money
                                Options on 7/31/95
          Options as of 7/31/95
          Name           Exercisable         Unexercisable
          Exercisable    Unexercisable(a)

          S. Mort Zimmerman           200,000                32,000
             -0-                -0-

          (a) Market value of shares covered by in-the-money options on July 31, 1995 less option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

          Performance Graph

               The following line graph compares (A) the yearly percentage change in the Company's cumulative total shareholder return on Common Stock, measured by dividing (i) the difference between the Company's share price at the end and beginning of each year by
          (ii) the share price at the beginning of each year with (B) the NASDAQ Stock Market - US Index and the NASDAQ Non-financial Index.



          TOTAL RETURN-DATA SUMMARY          CUMULATIVE TOTAL RETURN
                                                    (Dollars)
                                              7/90 7/91 7/92 7/93 7/94 7/95

          Electric & Gas Technology, Inc.      100  643  571  750  206  301

          NASDAQ Stock Market-US               100  118  139  169  174  243

          NASDAQ Non-financial                 100  116  130  156  158  223

          $100 Invested on 7/31/90 in stock or index-including reinvestment of dividends.
          Fiscal year ending July 31.

                             FILINGS UNDER SECTION 16(A)

               Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulation to furnish the Company with copies of all section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

               Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 1995 fiscal year all filing requirements applicable to its officers and directors were complied with.

                                FINANCIAL INFORMATION

               Fiscal year ended July 31, 1995 Annual Report and Form 10K of the Company accompanies this proxy statement.

                          DEADLINE FOR STOCKHOLDER PROPOSALS

               Proposals of stockholders intended to be presented at the annual meeting of the Company scheduled for March 1997 must be received by the Company not later than November 1, 1996 for inclusion in its proxy statement and form of proxy relating to that meeting.

                                    OTHER MATTERS

               As of the date of this Proxy Statement, the Board of Directors is aware of no other matters, other than those described herein, to be brought before the meeting. If any other matter should come before the meeting, the persons named in the enclosed form of Proxy or their substitutes will vote with respect to such matters in accordance with their best judgement.


                            /s/ Marie W. Pazol
                            Marie W. Pazol, Secretary

          Dallas, Texas
          February 19, 1996

                           ELECTRIC & GAS TECHNOLOGY, INC.
                Proxy Solicited on Behalf of the Board of Directors of
          the Company for the Annual Meeting of Stockholders March 29, 1996

               The undersigned authorizes Carl A. Generes and Marie Pazol and each of them as the Proxy to vote the common stock owned by the undersigned upon the nominees for director, ratification of the appointment of independent public accountants (as described in the Proxy); and upon all other matters brought before the Annual Meeting of Stockholders of Electric & Gas Technology, Inc. and/or adjournment(s) thereof. Your shares cannot be voted by the Proxy Committee unless your Proxy is SIGNED, DATED and RETURNED timely.

               You are encouraged to specify your choices by marking same in the appropriate boxes, however, it is not necessary to mark any box if you wish to vote in accordance with the recommendations of the Board of Directors.

               THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR Items 1 and 2.

               Item 1    Election of Directors:
                    S. Mort Zimmerman
                    Daniel A. Zimmerman
                    Edmund W. Bailey
                    Fred M. Updegraff

               Item 2 Ratification of Engagement of Independent Public Accountants-Jackson & Rhodes P.C.